MOR-1 UNITED STATES BANKRUPTCY COURT

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580
PROPOSED PLAN DATE:

PETITION DATE: 7/12/2012
DISTRICT OF TEXAS: Western District
DIVISION:

MONTHLY OPERATING REPORT SUMMARY FOR MONTH

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
REVENUES (MOR-6)	1,316,272.06	3,134,148.00				
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	87,284.86	(380,729.74)				
NET INCOME (LOSS) (MOR-6)	75,905.59	(391,926.48)				
PAYMENTS TO INSIDERS (MOR-9)	53,600.03	97,225.58				
PAYMENTS TO PROFESSIONALS (MOR-9)	49,133.00	89,607.00				
TOTAL DISBURSEMENTS (MOR-7)	1,301,597.76	5,137,790.77				

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	September 30, 2012
LIABILITY	YES (X) NO ( )	September 30, 2012
VEHICLE	YES (X) NO ( )	September 30, 2012
WORKER'S	YES (X) NO ( )	September 30, 2012
OTHER	YES (X) NO ( )	September 30, 2012

	CIRCLE ONE
Are all accounts receivable being collected within terms?	Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?	(Yes) No
Have any pre-petition liabilities been paid?	Yes (No)
If so, describe	
Are all funds received being deposited into DIP bank accounts?	(Yes) No
Were any assets disposed of outside the normal course of business?	Yes (No)
If so, describe	
Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
What is the status of your Plan of Reorganization?	in process; formulating the plan of reorganization.

ATTORNEY NAME: Sabrina Streusand
FIRM NAME: Streusand, Landon & Ozburn LLP
ADDRESS: 811 Barton Springs Road
Suite 811
CITY, STATE, ZIP: Austin, TX 78704
TELEPHONE/FAX: 512-236-9900

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X /s/ Donald E. Gottschalk TITLE: Acting Chief Financial Officer
(ORIGINAL SIGNATURE)
Donald E. Gottschalk September 20, 2012
(PRINT NAME OF SIGNATORY) DATE

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* 7/12/2012	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
CURRENT ASSETS							
Cash	722,092.00	1,623,815.79	830,972.01				
Accounts Receivable, Net	10,111,771.00	9,121,999.44	9,437,761.48				
Inventory: Lower of Cost or Market	6,887,264.00	8,325,057.66	8,047,808.68				
Prepaid Expenses	105,063.00	343,780.00	223,129.10				
Investments							
Other **	28,079.00	28,078.58	28,078.58				
TOTAL CURRENT ASSETS	17,854,269.00	19,442,731.47	18,567,749.85				
PROPERTY, PLANT & EQUIP. @ COST	2,228,373.00	2,228,373.45	2,228,373.45				
Less Accumulated Depreciation	(1,997,313.00)	(2,009,339.96)	(2,019,310.26)				
NET BOOK VALUE OF PP & E	231,060.00	219,033.49	209,063.19				
OTHER ASSETS							
1. Tax Deposits	143,157.00	143,157.00	143,157.00				
2. Investments in Subsidiaries	6,532,959.00	7,012,289.94	6,587,703.61				
3. Electric/Utility Deposit		37,176.70	42,536.81				
4. Security deposits & Other Personal Property Not Already Listed	96,880.00	95,564.71	95,564.71				
TOTAL ASSETS	$24,858,325.00	$26,949,953.31	$25,645,775.17				

* Per Schedules and Statement of Affairs
** VAT Tax Receivable

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY	FILING DATE* 7/12/2012	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
LIABILITIES							
POST-PETITION LIABILITIES(MOR-4)		3,256,488.40	3,093,183.93				
PRE-PETITION LIABILITIES							
Notes Payable - Secured	69,101,830.00	69,101,830.00	69,101,830.00				
Priority Debt	10,833.00	10,833.00	10,833.00				
Federal Income Tax							
FICA/Withholding							
Unsecured Debt	9,204,733.61	9,204,733.61	9,204,733.61				
Other							
TOTAL PRE-PETITION LIABILITIES	78,317,396.61	78,317,396.61	78,317,396.61				
TOTAL LIABILITIES	78,317,396.61	81,573,885.01	81,410,580.54				
OWNER'S EQUITY (DEFICIT)							
PREFERRED STOCK	8,609,999.72	8,609,999.72	8,609,999.72				
COMMON STOCK	171,779.77	171,792.59	171,792.59				
ADDITIONAL PAID-IN CAPITAL	549,886,180.17	549,922,620.70	549,991,928.45				
RETAINED EARNINGS: Filing Date	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)				
RETAINED EARNINGS: Post Filing Date		75,905.59	(316,020.89)				
RETAINED EARNINGS: Adjustment for intercompany recievables, payables & investment in foreign subsidiary elimination		(1,277,219.03)	(2,095,473.98)				
TOTAL OWNER'S EQUITY (NET WORTH)	(53,459,071.61)	(54,623,931.70)	(55,764,805.38)				
TOTAL LIABILITIES & OWNERS EQUITY	$24,858,325.00	$26,949,953.31	$25,645,775.16				

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH	MONTH	MONTH	MONTH
TRADE ACCOUNTS PAYABLE	107,476.70	70,198.59				
TAX PAYABLE						
Federal Payroll Taxes	28,458.65	39,681.67				
State Payroll Taxes	1,682.04	2,275.13				
Ad Valorem Taxes	146.74	146.74				
Other Taxes	1,543.19	701.16				
TOTAL TAXES PAYABLE	31,830.62	42,804.70				
SECURED DEBT POST-PETITION	N/A	N/A				
ACCRUED INTEREST PAYABLE	N/A	N/A				
ACCRUED PROFESSIONAL FEES*	172,759.99	122,497.50				
OTHER ACCRUED LIABILITIES						
1. See attached Exhibit A**	2,944,421.09	2,857,683.14				
2.						
3.						
TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,256,488.40	$3,093,183.93				

***Payment requires Court Approval**

** Includes estimates for liabilities & reserves that existed as of petition date, but had not been formally claimed by creditors or realized in operations

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

AGING OF POST-PETITION LIABILITIES
MONTH July 31, 2012

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	3,256,488.40	3,250,864.06		5,624.34		
31-60						
61-90						
91+						
TOTAL	$3,256,488.40	$3,250,864.06		$5,624.34		

AGING OF ACCOUNTS RECEIVABLE

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
0-30 DAYS	1,178,943.84					
31-60 DAYS	4,033,882.35					
61-90 DAYS	11,189.95					
91+ DAYS	3,897,983.30					
TOTAL	$9,121,999.44					

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

AGING OF POST-PETITION LIABILITIES
MONTH August 31, 2012

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	3,076,639.26	3,076,639.26				
31-60	16,544.67	16,544.67				
61-90						
91+						
TOTAL	$3,093,183.93	$3,093,183.93				

AGING OF ACCOUNTS RECEIVABLE

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
0-30 DAYS	1,178,943.84	3,033,959.88				
31-60 DAYS	4,033,882.35	975,630.13				
61-90 DAYS	11,189.95	1,745,351.79				
91+ DAYS	3,897,983.30	3,682,819.68				
TOTAL	9,121,999.44	$9,437,761.48				

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

STATEMENT OF INCOME (LOSS)

	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	FILING TO DATE
REVENUES (MOR-1)	1,316,272.06	3,134,148.00					4,450,420.06
TOTAL COST OF REVENUES	796,930.61	2,465,606.87					3,262,537.48
GROSS PROFIT	519,341.45	668,541.13					1,187,882.58
OPERATING EXPENSES:							
Selling & Marketing	70,901.36	164,235.20					235,136.56
General & Administrative	48,621.18	570,268.94					618,890.12
Insiders Compensation	53,600.03	97,225.58					150,825.61
Professional Fees	232,859.99	107,983.05					340,843.04
Research & Development	26,074.03	109,558.10					135,632.13
Other							
TOTAL OPERATING EXPENSES	432,056.59	1,049,270.87					1,481,327.46
INCOME BEFORE INT. DEPR/TAX (MOR-1)	87,284.86	(380,729.74)					(293,444.88)
INTEREST EXPENSE							
DEPRECIATION	6,359.24	9,970.30					16,329.54
OTHER (INCOME) EXPENSE*	(204.04)	(31.10)					(235.14)
OTHER ITEMS**	5,224.06	1,257.54					6,481.60
TOTAL INT. DEPR & OTHER ITEMS	11,379.27	11,196.74					22,576.01
NET INCOME BEFORE TAXES	75,905.59	(391,926.48)					(316,020.89)
FEDERAL INCOME TAXES							
NET INCOME (LOSS) (MOR-1)	$75,905.59	($391,926.48)					($316,020.89)

Accrual Accounting Required, Otherwise Footnote with Explanation.

* *July: Includes interest income*

* *August: Includes interest income*

** *July: Includes Delaware franchise tax and realized and unrealized gains and losses on foreign currency transaction*

** *August: Includes correction of Delaware franchise tax from July and realized and unrealized gains and losses on foreign currency transaction*

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

CASH RECEIPTS AND DISBURSEMENTS	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$722,091.73	$1,623,815.79					$722,091.73
RECEIPTS:							
2. CASH SALES	39,815.65	118,975.84					158,791.49
3. COLLECTION OF ACCOUNTS RECEIVABLE	2,163,506.17	2,718,765.49					4,882,271.66
4. LOANS & ADVANCES (attach list)							
5. SALE OF ASSETS							
6. OTHER (attach list) - See Attached Exhibit B		1,507,205.66					1,507,205.66
TOTAL RECEIPTS**	2,203,321.82	4,344,946.99					6,548,268.81
(Withdrawal) Contribution by Individual Debtor MFR-2*							
DISBURSEMENTS:							
7. NET PAYROLL	128,863.59	278,656.12					407,519.71
8. PAYROLL TAXES PAID	44,629.25	89,926.43					134,555.68
9. SALES, USE & OTHER TAXES PAID		7,017.49					7,017.49
10. SECURED/RENTAL/LEASES	35,427.06	35,427.06					70,854.12
11. UTILITIES & TELEPHONE	28,612.95	22,670.79					51,283.74
12. INSURANCE	55,288.02	56,918.68					112,206.70
13. INVENTORY PURCHASES	322,744.40	1,188,050.64					1,510,795.04
14. VEHICLE EXPENSES							
15. TRAVEL & ENTERTAINMENT		24,686.76					24,686.76
16. REPAIRS, MAINTENANCE & SUPPLIES	5,342.36	19,401.72					24,744.08
17. ADMINISTRATIVE & SELLING	74,240.35	142,771.07					217,011.42
18. OTHER (attach list) - See Attached Exhibit C	557,316.78	3,122,657.01					3,679,973.79
TOTAL DISBURSEMENTS FROM OPERATIONS	1,252,464.76	4,988,183.77					6,240,648.53
19. PROFESSIONAL FEES	49,133.00	89,607.00					138,740.00
20. U.S. TRUSTEE FEES							
21. OTHER REORGANIZATION EXPENSES (attach list) *Exhibit D		60,000.00					60,000.00
TOTAL DISBURSEMENTS**	1,301,597.76	5,137,790.77					6,439,388.53
22. NET CASH FLOW	901,724.06	(792,843.78)					108,880.28
23. CASH - END OF MONTH (MOR-2)	$1,623,815.79	$830,972.01					$830,972.01

* Applies to Individual debtors only
**Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Revised 07/01/98

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

CASH ACCOUNT RECONCILIATION
MONTH OF July 31, 2012

BANK NAME					
ACCOUNT NUMBER	#0351049270	#3300298835	#	#486-02092-14 RR ZGQ	
ACCOUNT TYPE	***OPERATING***	***PAYROLL*****	***TAX***	***OTHER FUNDS******	***TOTAL***
BANK BALANCE	1,722,500.42	2,279.34		12,119.20	1,736,898.96
DEPOSITS IN TRANSIT					
OUTSTANDING CHECKS	113,083.17				113,083.17
ADJUSTED BANK BALANCE	$1,609,417.25	$2,279.34		$12,119.20	$1,623,815.79
BEGINNING CASH - PER BOOKS	714,281.08	3,926.63		3,884.02	722,091.73
RECEIPTS*	2,195,086.64			8,235.18	2,203,321.82
TRANSFERS BETWEEN ACCOUNTS					
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2					
CHECKS/OTHER DISBURSEMENTS*	1,299,950.47	1,647.29			1,301,597.76
ENDING CASH - PER BOOKS	$1,609,417.25	$2,279.34		$12,119.20	$1,623,815.79

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

Revised 07/01/98

** Employee Funded Health Savings Account
***Petty Cash, Credit Card Holding Accounts, and Investment Account Silicon Valley Bank Securities

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

CASH ACCOUNT RECONCILIATION
MONTH OF August 31, 2012

BANK NAME					
ACCOUNT NUMBER	#0351049270	#3300298835	#	#486-02092-14 RR ZGQ	
ACCOUNT TYPE	***OPERATING***	***PAYROLL*****	***TAX***	***OTHER FUNDS******	***TOTAL***
BANK BALANCE	899,692.64	4,949.88		1,832.31	906,474.83
DEPOSITS IN TRANSIT					
OUTSTANDING CHECKS	75,502.82				75,502.82
ADJUSTED BANK BALANCE	$824,189.82	$4,949.88		$1,832.31	$830,972.01
BEGINNING CASH - PER BOOKS	1,609,417.25	2,279.34		12,119.20	1,623,815.79
RECEIPTS*	4,344,946.95			0.04	4,344,946.99
TRANSFERS BETWEEN ACCOUNTS	(3,000.00)	3,000.00			
(WITHDRAWAL) OR CONTRIBUTION BY DEBTOR INDIVIDUAL MFR-2					
CHECKS/OTHER DISBURSEMENTS*	5,127,174.38	329.46		10,286.93	5,137,790.77
ENDING CASH - PER BOOKS	$824,189.82	$4,949.88		$1,832.31	$830,972.01

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

Revised 07/01/98

** Employee Funded Health Savings Account

***Petty Cash, Credit Card Holding Accounts, and Investment Account Silicon Valley Bank Securities

CASE NAME: In re Valence Technology, Inc.,
CASE NUMBER: 12-11580

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012
1. Adleman, Randall - Wages	10,666.68	16,666.68				
2. Gottschalk, Donald - Wages	8,266.67	12,916.67				
3. Kanode, Robert - Wages	13,333.33	20,833.33				
4. Lim, Khoon Cheng - Wages	10,666.68	16,666.68				
5. Williams, Roger A. - Wages	10,666.68	16,666.68				
6 Adleman, Randall - Contracted Bonus		8,122.10				
7 Adleman, Randall - Expense Reimbursement		2,199.25				
8 Gottschalk, Donald - Expense Reimbursement		1,670.83				
9 Kanode, Robert - Expense Reimbursement		68.00				
10 Williams, Roger A. - Expense Reimbursement		1,415.36				
TOTAL INSIDERS (MOR-1)	$53,600.03	$97,225.58	$0.00	$0.00	$0.00	$0.00

PROFESSIONALS	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012
1. Bridgepoint Consulting LLC		40,000.00				
2. PMB Helin Donovan, LLP	45,000.00					
3. Computer Packages, Inc.	4,133.00	44,314.00				
4. USPTO- Commissioner For Patents & Trademarks		4,000.00				
5. Ladas & Parry, LLP		498.00				
6. McFadden, Fincham		795.00				
TOTAL PROFESSIONALS (MOR-1)	$49,133.00	$89,607.00		$0.00	$0.00	$0.00

MOR-4

EXHIBIT A - Other Accrued Expenses as of July 31, 2012

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	POST PETITION LIABILITY
AMERICAN EXPRESS P.O. BOX 360001 FT. LAUDERDALE	Travel Services	3,586.40
AT&T PO BOX 6463 CAROL STREAM , IL 60197 Account # 4776758	Telecommunication	14,580.43
FEDERAL EXPRESS CORP. P.O. BOX 94515 PALATINE, IL 60094 Account # 2384-9232-7 & 1823-8931-5 & 1425-1408-7	Shipping	870.04
JOHN R. AMES, CTA DALLAS COUNTY TAX OFFICE P.O. BOX 139066 DALLAS, TX 75313	Property tax	1,074.05
KUEHNE & NAGEL LOGISTICS NV EINDHOUTSE HEDE 1 2430 EINDHOUT-LAAKDAL BELGIUM Account # V000765	Freight	14,445.34
MARY MCGUFFEY CITY OF COPPELL P.O. BOX 9478 COPPELL, TX 75019	Property tax	285.69
MICHELE W. SHAFE\012500 S. GRAND CENTRAL PARKWAY, 2ND FLOOR LAS VEGAS, NV 89155	Property tax	1,948.00

EXHIBIT A - Other Accrued Expenses as of July 31, 2012		
CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	**DESCRIPTION OF LIABILITY**	**POST PETITION LIABILITY**
ROUND ROCK TAX OFFICE TAX ASSESSOR COLLECTOR 1311 ROUND ROCK AVENUE ROUND ROCK, TX 78681	Property tax	4,680.74
SHAREHOLDER.COM LOCKBOX # 30200 P.O. BOX 8500 PHILADELPHIA, PA 19178 Account # 90001985	Investor relations	5,649.27
SILICON VALLEY BANK P.O. BOX 7078 CROSSLANES, WV 25356 Account # 5478 5400 1011 2842	Corporate Credit card	5,110.28
TAMCO CAPITAL CORPORATION P.O. BOX 956591 SAINT LOUIS, MO 63195 Account # 1114914	Office phone system rental	2,423.11
TEXAS GAS SERVICE P.O.BOX 219913 KANSAS CITY, MO 64121 Account # 910946694 1447348 36	Utilities	21.43
Unisiti 21/F, POS PLAZA 1600 CENTURY AVE PU DONG SHANGHAI Account # PXMB047	Telecommunication- China	18,406.00
WILLIAMSON COUNTY TAX OFFICE 904 SOUTH MAIN STREET GEORGETOWN, TX 78626	Property tax	4,065.96
	Total	**$77,146.74**

EXHIBIT A - Other Accrued Expenses as of July 31, 2012		
CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	POST PETITION LIABILITY

General Ledger Accruals for Estimated Expenses as of July 31, 2012

Ledger account	Account name	Closing balance
12012	Current portion of Deferred Rent	37,032.00
12101	Garnishments payable	1,439.39
12102	Payroll clearing	80,507.36
12103	Accrued vacation	261,094.31
12105	Medical insurance payable	(1,270.45)
12107	401k payable	10,107.61
12108	Bonus payable	149,306.36
12109	SAR Liability	6,055.39
12210	Warranty reserve	1,001,195.21
12211	Extended warranty reserve	4,385.00
12221	Dividends payable - preferred stock	1,177,564.98
12303	Customer deposits	51,354.19
12310	Reserve for customer rebates	67,550.00
12706	Long Term Portion Deferred Rent	20,953.00
	Total	**$2,867,274.35**

	Grand Total for MOR-4	**$2,944,421.09**

MOR-4		
EXHIBIT A - Other Accrued Expenses as of August 31, 2012		
CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	**DESCRIPTION OF LIABILITY**	**POST PETITION LIABILITY**
AMERICAN EXPRESS P.O. BOX 360001 FT. LAUDERDALE	Travel Services	3,586.40
AT&T PO BOX 6463 CAROL STREAM , IL 60197 Account # 4776758	Telecommunication	6,452.68
FEDERAL EXPRESS CORP. P.O. BOX 94515 PALATINE, IL 60094 Account # 2384-9232-7 & 1823-8931-5 & 1425-1408-7	Shipping	3,935.63
JOHN R. AMES, CTA DALLAS COUNTY TAX OFFICE P.O. BOX 139066 DALLAS, TX 75313	Property tax	1,198.63
KUEHNE & NAGEL LOGISTICS NV EINDHOUTSE HEDE 1 2430 EINDHOUT-LAAKDAL BELGIUM Account # V000765	Freight	9,118.77
MARY MCGUFFEY CITY OF COPPELL P.O. BOX 9478 COPPELL, TX 75019	Property tax	318.83
MICHELE W. SHAFE\012500 S. GRAND CENTRAL PARKWAY, 2ND FLOOR LAS VEGAS, NV 89155	Property tax	2,173.95

MOR-4

EXHIBIT A - Other Accrued Expenses as of August 31, 2012

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	POST PETITION LIABILITY
ROUND ROCK TAX OFFICE TAX ASSESSOR COLLECTOR 1311 ROUND ROCK AVENUE ROUND ROCK, TX 78681	Property tax	5,223.66
SILICON VALLEY BANK P.O. BOX 7078 CROSSLANES, WV 25356 Account # 5478 5400 1011 2842	Corporate Credit card	5,110.28
TAMCO CAPITAL CORPORATION P.O. BOX 956591 SAINT LOUIS, MO 63195 Account # 1114914	Office phone system rental	2,423.11
TEXAS GAS SERVICE P.O.BOX 219913 KANSAS CITY, MO 64121 Account # 910946694 1447348 36	Utilities	21.43
Unisiti 21/F, POS PLAZA 1600 CENTURY AVE PU DONG SHANGHAI Account # PXMB047	Telecommunication- China	9,206.00
WILLIAMSON COUNTY TAX OFFICE 904 SOUTH MAIN STREET GEORGETOWN, TX 78626	Property tax	4,537.58
	Total	**$53,306.95**

MOR-4		
EXHIBIT A - Other Accrued Expenses as of August 31, 2012		
CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	POST PETITION LIABILITY
General Ledger Accruals for Estimated Expenses as of August 31, 2012		
Ledger account	Account name	Closing balance
12012	Current portion of Deferred Rent	40,998.00
12101	Garnishments payable	0.00
12102	Payroll clearing	115,357.31
12103	Accrued vacation	261,094.31
12105	Medical insurance payable	(665.62)
12107	401k payable	5,845.65
12108	Bonus payable	195,015.12
12109	SAR Liability	0.00
12210	Warranty reserve	846,923.22
12211	Extended warranty reserve	(4,385.00)
12221	Dividends payable - preferred stock	1,192,190.19
12303	Customer deposits	29,190.01
12310	Reserve for customer rebates	108,850.00
12706	Deferred Rent	13,963.00
	Total	**$2,804,376.19**
	Grand Total fro MOR-4	**$2,857,683.14**

MOR-7

EXHIBIT B - Other Cash Receipts August 2012			
Date	**Subsidiary/Company**	**Description**	**Amount**
Receipts From Subsidiaries:			
8/23/2012	VALENCE (SIP) - VET	Wire Transfer received from Foreign Subsidiary (VET) for purchase of production materials	500,000.00
8/16/2012	VALENCE (SIP) - VET	Wire Transfer received from Foreign Subsidiary (VET) for purchase of production materials	500,000.00
8/30/2012	VALENCE (SIP) - VET	Wire Transfer received from Foreign Subsidiary (VET) for purchase of production materials	500,000.00
Transfer Between Accounts			
8/27/2012	Health Savings Account	Transfer from operating account to employee health savings account to fund account for qualified employee withdrawals for reimbursable medical expenses	-3,000.00
8/27/2012	Health Savings Account	Receipt of funds by employee health savings account from operating account	3,000.00
Refunds			
8/7/2012	Aetna Life & Casualty Bermuda	Aetna insurance refund check for minor policy adjustments	1,079.00
8/13/2012	Willis of Texas, Inc. (Austin)	Willis Commercial Insurance refund check received for overpayment of premium due to reduction in property coverage limits requested by Valence	6,116.00
8/8/2012	Silicon Valley Bank	Interest earned on CD deposit account held at Silicon Valley Bank	10.62
Interest Paid			
8/1/2012	Silicon Valley Bank	Interest paid on Silicon Valley Bank credit card	0.04
			$1,507,205.66

MOR-7

EXHIBIT C - Other Cash Disbursements July 2012			
Payments to Subsidiaries or Payments on Behalf of Subsidiaries			
Date	**Subsidiary/Company**	**Description**	**Amount**
7/23/2012	VALENCE (SIP) - VET	Wire Transfer sent to Foreign Subsidiary (VET) for purchase of finished goods	500,000.00
7/27/2012	UNISITI Shanghai Symphony Telecommunications Co. Ltd.	Payment for datalink between Valence and foreign subsidiary on behalf of foreign subsidiary	9,200.00
7/17/2012	Pay Check Limited	Transfer to Pay Check LTD, foreign payroll processing company for payment of foreign subsidiary (Valence Technology Cayman Islands, Inc) employee wages & taxes	48,116.78
			$557,316.78

EXHIBIT C - Other Cash Disbursements August 2012			
Payments to Subsidiaries or Payments on Behalf of Subsidiaries			
Date	**Subsidiary/Company**	**Description**	**Amount**
8/14/2012	VALENCE (SIP) - VET	Wire Transfer sent to Foreign Subsidiary (VET) for purchase of finished goods	1,000,000.00
8/16/2012	VALENCE (SIP) - VET	Wire Transfer sent to Foreign Subsidiary (VET) for purchase of finished goods	1,000,000.00
8/27/2012	VALENCE (SIP) - VET	Wire Transfer sent to Foreign Subsidiary (VET) for purchase of finished goods	1,000,000.00
8/27/2012	Valenc Technology Cayman Islands, Inc	Transfer to Foreign Subsidiary VTI Cayman to fund operating expenses	71,388.00
8/20/2012	Pay Check Limited	Transfer to Pay Check LTD, foreign payroll processing company for payment of foreign subsidiary (Valence Technology Cayman Islands, Inc) employee wages & taxes	45,142.80
8/24/2012	UNISITI Shanghai Symphony Telecommunications Co. Ltd.	Payment for datalink between Valence and foreign subsidiary on behalf of foreign subsidiary	6,126.21
			$3,122,657.01

MOR-7

EXHIBIT D - Other Reorganization Expenses August 2012			
Date	**Vendor**	**Description**	**Amount**
8/24/2012	GemCap Lending I, LLC	Deposit paid to 3rd party lender to begin the application for debtor in possession financing involving a revolving credit facility	60,000.00
			$60,000.00